Gabelli Equity Series Funds, Inc.

SUMMARY PROSPECTUS

January 27, 2012

	Class	Ticker Symbol
The Gabelli Small Cap Growth Fund	A	GCASX
	B	GCBSX
	C	GCCSX
	I	GACIX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and SAI and other information about the Fund online at www.gabelli.com/Gab_pdf/prosps/443_multi.pdf. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com.

The Fund’s Prospectus and SAI, both dated January 27, 2012, are incorporated by reference into this Summary Prospectus.

SMALL CAP GROWTH FUND

Investment Objective

The Small Cap Growth Fund (the “Fund”) seeks to provide a high level of capital appreciation.

Fees and Expenses of the Small Cap Growth Fund:

The table describes the fees and expenses that you may pay if you buy and hold the following classes of shares of the Fund. You may qualify for sales charge discounts on Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Gabelli family of mutual funds. More information about these and other discounts is available from your financial professional and in the section entitled “Classes of Shares — Volume Discounts/Rights of Accumulation.”

	Class A Shares	Class B Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	5.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None	None
Redemption Fees (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.17%	0.17%	0.17%	0.17%

Total Annual Fund Operating Expenses	1.42%	2.17%	2.17%	1.17%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods shown and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$711	$998	$1,307	$2,179
Class B Shares	$720	$979	$1,364	$2,313
Class C Shares	$320	$679	$1,164	$2,503
Class I Shares	$119	$372	$644	$1,420

You would pay the following expenses if you did not redeem your shares of the Fund:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$711	$998	$1,307	$2,179
Class B Shares	$220	$679	$1,164	$2,313
Class C Shares	$220	$679	$1,164	$2,503
Class I Shares	$119	$372	$644	$1,420

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies that are considered to be small companies at the time the Fund makes its investment. The Fund invests primarily in the common stocks of companies which Gabelli Funds, LLC, the Fund’s adviser (the “Adviser”), believes are likely to have rapid growth in revenues and above average rates of earnings growth. The Adviser currently characterizes small companies for this Fund as those with total common stock market values of $2 billion or less at the time of investment.

In selecting investments for the Fund, the Adviser seeks issuers with a dominant market share or niche franchise in growing and/or consolidating industries. The Adviser considers for purchase the stocks of small capitalization (capitalization is the price per share multiplied by the number of shares outstanding) companies with experienced management, strong balance sheets, and rising free cash flow and earnings. The Adviser’s goal is to invest long term in the stocks of companies trading at reasonable market valuations relative to perceived economic worth.

Frequently, smaller companies exhibit one or more of the following traits:

•	New products or technologies
•	New distribution methods
•	Rapid changes in industry conditions due to regulatory or other developments
•

Changes in management or similar characteristics that may result not only in expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in capital appreciation.

In addition, because smaller companies are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies and then adjust its valuation more quickly once investor interest is gained.

Principal Risks

You May Want to Invest in the Small Cap Growth Fund if:

•	you are a long-term investor
•	you seek capital appreciation
•	you believe that the market will favor small capitalization stocks over the long term

Investing in the Fund involves the following risks:

•

Equity Risk.    A principal risk of investing in the Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances. Because the value of portfolio securities, and thus shares of the Fund, could go down, you could lose money.

•

Value Investing Risk.    The Fund invests in “value” stocks. The portfolio manager may be wrong in the assessment of a company’s value and the stocks the Fund holds may not reach what the portfolio manager believes are their full values. From time to time “value” investing falls out of favor with investors. During those periods, the Fund’s relative performance may suffer.

•

Fund and Management Risk.    The Fund invests in stocks issued by smaller companies. The Fund’s price may decline if the market favors large or mid-size capitalization company stocks over stocks of small companies. If the portfolio manager’s assessment of the value of the securities the Fund holds is incorrect, or the events expected to increase value do not occur, then the value of the Fund’s shares may decline.

•

Small Capitalization Company Risk.    Investing in securities of small capitalization companies may involve greater risks than investing in larger, more established issuers. Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for our portfolio managers to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks fall out of favor with investors and the stocks of smaller capitalization companies underperform.

•

Foreign Securities Risk.    The Fund may invest outside the U.S.; therefore, the Fund carries additional risks that include currency, information, political and access risks. To the extent that the Fund invests in emerging (less developed) markets, the Fund will be exposed to higher levels of these same risks.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five, and ten years compare with those of a broad based securities market index. The historical performance of Class AAA Shares, which are not offered in this Summary Prospectus, is used to calculate performance for Class A, Class B, Class C, and Class I Shares prior to their issuance. All the classes of the Fund’s shares are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

SMALL CAP GROWTH FUND

(For the Years Ended December 31)

The bar chart above shows total returns for Class AAA Shares for the calendar years ended 2002 and 2003 and total returns for Class A Shares for the calendar years ended 2004 through 2011. Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund’s returns would be less than those shown. During the calendar years shown in the bar chart, the highest return for a quarter was 20.52% (quarter ended June 30, 2009) and the lowest return for a quarter was (21.83)% (quarter ended December 31, 2008).

Average Annual Total Returns (for the periods ended December 31, 2011)	Past One Year	Past Five Years	Past Ten Years
The Gabelli Small Cap Growth Fund Class A Shares (first issued on 12/31/03)
Return Before Taxes	(10.31)%	1.95%	8.17%
Return After Taxes on Distributions	(10.68)%	1.45%	7.62%
Return After Taxes on Distributions and Sale of Fund Shares	(6.32)%	1.52%	7.12%
Class B Shares (first issued on 12/31/03)
Return Before Taxes	(10.31)%	1.95%	8.17%
Class C Shares (first issued on 12/31/03)
Return Before Taxes	(6.53)%	2.33%	8.18%
Class I Shares (first issued on 1/11/08)
Return Before Taxes	(4.66)%	3.30%	8.93%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)	(4.18)%	0.15%	5.62%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other capital gains. After-tax returns are shown for only Class A, and after-tax returns for other Classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”).

Management

The Adviser.    Gabelli Funds, LLC serves as the Adviser to the Small Cap Growth Fund.

The Portfolio Manager.    Mr. Mario J. Gabelli, CFA, Chief Investment Officer — Value Portfolios of the Adviser, has served as Portfolio Manager of the Fund since its inception on October 22, 1991.

Purchase and Sale of Fund Shares

The minimum initial investment must be at least $1,000 ($250 for IRAs or “Coverdell” Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There is no minimum for subsequent investments.

You can purchase or redeem shares of the Fund on any day the New York Stock Exchange is open for trading. You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), by Internet, by bank wire, or by Automated Clearing House system.

You may also redeem Fund shares by telephone at 800-GABELLI (800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long-term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.